UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): date June 6, 2018

THE EVEREST FUND, L.P.
(Exact name of registrant as specified in its charter)
Iowa 		               0-17555                42-1318186
(State or other jurisdiction
of incorporation) 	 (Commission file number)    (IRS Employer
                                                   Identification No.)


1100 North 4th Street
Suite 232
Fairfield, Iowa 52556
(Address of principal executive offices)

Registrant's telephone number, including area code: (641) 472-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Date:  June 6, 2018

National Futures Association
Compliance Department
300 South Riverside Plaza, #1800
Chicago, IL   60606

Commodity Futures Trading Commission
Three Lafayette Centre
1155 21st Street, N.W.
Washington, DC   20581

Please be notified that on May 18, 2018 The Everest
Fund, L.P. (NFA ID# P001601) has dismissed its independent registered accounting firm WIPFLI, LLP, 125 South Wacker
Drive, Suite 1500, Chicago, IL 60606. On May 29, 2018 they were replaced with Patke e& Associates, Ltd., 300 Village
Green Drive, Suite 210, Licolnshire, Illinois, 60069.

The decision to change accountants was recommended and approved by the board of directors.

During two most recent years 2016 and 2017 and subsequent interim period before WIPFLI, LLP were dismissed, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures or compliance with the applicable rules of the Commission.

There were no reportable events under 304(a)(1)(v) of Regulation SK.

WIPFLI, LLP's reports on The Everest Fund, L.P.'s financial statements for fiscal years 2016 and 2017, did not contain any adverse opinion, disclaimer of opinion or qualification.

We provided WIPFLI, LLP with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agreed with the statements made in this Form 8-K.
A copy of the letter provided by WIPFLI, LLP is attached to this Form 8-K as Exhibit 16.1.

There has not been any consulting with the new auditors up through the date of engagement.



Exhibit 16.1
Change of Accountants
	The Everest Fund, L.P. (NFA ID# P001601)

June 6, 2018
Securities and Exchange Commission Washington, D.C. 20549
Commissioners:
We have read The Everest Fund, L.P.'s statements included under Item 4.01 of its Form 8-K filed on June 6, 2018 and we agree with such statements concerning our firm.



Sincerely,

WIPFLI, LLP


SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
 Date:       June 6, 2018
      THE EVEREST FUND, L.P.

      By: Everest Asset Management, Inc.,   General Partner
      By: /s/ Peter Lamoureux


      Peter Lamoureux
      President, Secretary, Treasurer and Director